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[PRUDENTIAL LOGO]

TARGET FUNDS

PROSPECTUS: SEPTEMBER 17, 1999

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Trust's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

[PRUDENTIAL LOGO]
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TABLE OF CONTENTS

1    RISK/RETURN SUMMARY
1    Investment Objectives and Principal Strategies
3    Principal Risks
6    Evaluating Performance
6    Fees and Expenses

12   HOW THE FUNDS INVEST
12   Investment Objectives and Policies
16   Other Investments and Strategies
21   Investment Risks

27   HOW THE TRUST IS MANAGED
27   Board of Trustees
27   Manager
28   Advisers and Portfolio Managers
32   Distributor
33   Year 2000 Readiness Disclosure

34   FUND DISTRIBUTIONS AND TAX ISSUES
34   Distributions
35   Tax Issues
37   If You Sell or Exchange Your Shares

38   HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUNDS
38   Initial Offering of Shares
39   How to Buy Shares
46   How to Sell Your Shares
50   How to Exchange Your Shares

52   APPENDIX I - DESCRIPTION OF SECURITY RATINGS

55   APPENDIX II - INFORMATION ON PERFORMANCE OF ADVISERS

60   THE PRUDENTIAL MUTUAL FUND FAMILY

FOR MORE INFORMATION (Back Cover)

TARGET FUNDS                                      [TELEPHONE] (800) 225-1852

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RISK/RETURN SUMMARY

This section highlights key information about the investment portfolios (the Funds) of TARGET FUNDS (the Trust). Additional information follows this summary.

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The following summarizes the investment objectives, principal strategies and principal risks for each of the Funds. For more information on the risks associated with the Funds, see "Principal Risks" below. While we make every effort to achieve the investment objective for each Fund, we can't guarantee success.

LARGE CAPITALIZATION GROWTH FUND

The Fund's investment objective is LONG-TERM CAPITAL APPRECIATION. This means that we seek investments that will increase in value. To achieve our investment objective, we purchase STOCKS OF LARGE COMPANIES we believe will experience earnings growth at a rate faster than that of the Standard & Poor's 500(R) Stock Index (S&P 500).

     RISKS:

     -  market risk
     -  style risk

LARGE CAPITALIZATION VALUE FUND

The Fund's investment objective is TOTAL RETURN consisting of CAPITAL APPRECIATION and DIVIDEND INCOME. This means that we seek investments that will increase in value as well as pay the Fund dividends. To achieve our objective, we invest in LARGE COMPANY STOCKS that we believe are undervalued, given the company's sales, earnings, book value, cash flow and recent performance.

     RISKS:

     -  market risk
     -  style risk

SMALL CAPITALIZATION GROWTH FUND

The Fund's investment objective is MAXIMUM CAPITAL APPRECIATION. This means that we seek investments that will increase in value. To achieve our objective, we invest in the STOCKS OF SMALL COMPANIES that we believe will experience earnings growth at a rate faster than that of the U.S economy in general.


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RISK/RETURN SUMMARY


     RISKS:

     -  market risk
     -  style risk
     -  small company risk

SMALL CAPITALIZATION VALUE FUND

The Fund's investment objective is ABOVE-AVERAGE CAPITAL APPRECIATION. This means that we seek investments that will increase in value. To achieve our objective, we invest in STOCKS OF SMALL COMPANIES that we believe are undervalued, given the company's sales, earnings, book value, cash flow and recent performance.

     RISKS:

     -  market risk
     -  style risk
     -  small company risk

INTERNATIONAL EQUITY FUND

The Fund's investment objective is CAPITAL APPRECIATION. This means that we seek investments that will increase in value. To achieve this objective, we purchase STOCKS OF FOREIGN COMPANIES. These companies may be based in developed as well as developing countries. We may also invest in American Depositary Receipts, American Depositary Shares, Global Depositary Receipts and European Depositary Receipts, which are certificates representing an equity investment in a foreign company.

     RISKS:

     -  market risk
     -  style risk
     -  foreign market risk
     -  currency risk
     -  political developments

TOTAL RETURN BOND FUND

The Fund's investment objective is TOTAL RETURN consisting of CURRENT
INCOME AND CAPITAL APPRECIATION. This means that we seek investments that will pay income as well as increase in value. To achieve this objective, we invest in DEBT OBLIGATIONS issued or guaranteed by the U.S. GOVERNMENT and its agencies, as well as debt obligations issued by U.S. COMPANIES, FOREIGN COMPANIES AND FOREIGN GOVERNMENTS and their agencies. The Fund


2   TARGET FUNDS                                      [TELEPHONE] (800) 225-1852
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RISK/RETURN SUMMARY


may invest in MORTGAGE-RELATED SECURITIES issued or guaranteed by U.S. government entities, and up to 25% of its assets in privately issued mortgage-related securities (not issued or guaranteed by the U.S. Government). These investments may include collateralized mortgage obligations and stripped mortgage-backed securities. We may also invest in ASSET-BACKED SECURITIES like automobile loans and credit card receivables. We normally invest at least 90% of the Fund's assets in "investment grade" debt obligations -- rated at least BBB by Standard & Poor's Ratings Group (S&P), Baa by Moody's Investors Service (Moody's), or the equivalent by another major rating service -- and unrated debt obligations that we believe are comparable in quality. However, we may invest up to 10% of the Fund's assets in HIGH YIELD DEBT OBLIGATIONS ("JUNK BONDS"). The Fund may actively and frequently trade its portfolio securities. The dollar-weighted average maturity of the Fund will be between four and fifteen years.

     RISKS:
     -  credit risk
     -  interest rate risk
     -  market risk
     -  prepayment risk
     -  active trading risk
     -  foreign market risk
     -  currency risk
     -  political developments

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Fund could lose value, and you could lose money. The following summarizes the principal risks of investing in the Funds.

LARGE CAPITALIZATION GROWTH, LARGE CAPITALIZATION VALUE, SMALL CAPITALIZATION GROWTH, SMALL CAPITALIZATION VALUE AND INTERNATIONAL EQUITY FUNDS

MARKET RISK. Since these Funds invest primarily in common stocks, there is the risk that the price of a particular stock owned by a Fund could go down. Generally, the stock price of large companies is more stable than the stock price of smaller companies, but this is not always the case. In addition to an individual stock losing value, the value of a market sector or of the equity


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RISK/RETURN SUMMARY


markets as a whole could go down. In addition, different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

     STYLE RISK. Since some of the Funds focus on either a growth or value style, there is the risk that a particular style may be out of favor for a period of time.

     SMALL COMPANY RISK. The SMALL CAPITALIZATION GROWTH and SMALL CAPITALIZATION VALUE FUNDS invest primarily in stocks of smaller companies with a market capitalization of under $1.5 billion. These companies usually offer a smaller range of products and services than larger companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies tend to fluctuate in value more than the stocks of larger, more established companies.

     INVESTMENTS IN FOREIGN SECURITIES. The INTERNATIONAL EQUITY FUND invests primarily in stocks of foreign companies. Investing in foreign securities presents additional risks. See "Investments in Foreign Securities" below.

TOTAL RETURN BOND FUND

CREDIT RISK. The debt obligations in which the Total Return Bond Fund invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. The Fund may invest in non-investment grade securities -- also known as "junk bonds" -- which have a higher risk of default and tend to be less liquid than higher-rated securities.

     INTEREST RATE RISK. There is also the risk that the securities could lose value because of interest rate changes. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities. The prices of debt obligations and the Fund's net asset value (or share price) generally move in opposite directions.

     MARKET RISK. Debt obligations are also subject to market risk, which is the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Market risk may affect an industry, a sector or the entire market.

     PREPAYMENT RISK. The Fund may invest in mortgage-related securities and asset-backed securities, which are subject to prepayment risk. If these securities are prepaid, the Fund may have to replace them with lower-


4  TARGET FUNDS                                       [TELEPHONE] (800) 225-1852
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RISK/RETURN SUMMARY


yielding securities. Stripped mortgage-backed securities are generally more sensitive to changes in prepayment and interest rates than other mortgage-related securities. Unlike mortgage-related securities, asset-backed securities are usually not collateralized. If the issuer of a non-collateralized debt security defaults on the obligation, there is no collateral that the security holder may sell to satisfy the debt.

     ACTIVE TRADING RISK. The Fund may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Fund's performance and have adverse tax consequences.

     INVESTMENTS IN FOREIGN SECURITIES. The Fund may also invest in debt obligations of foreign issuers. Investing in foreign securities presents additional risks. See "Investments in Foreign Securities" below.

INVESTMENTS IN FOREIGN SECURITIES

     The International Equity and Total Return Bond Funds may invest in foreign securities. Investing in foreign securities involves more risk than investing in securities of U.S. issuers.

     FOREIGN MARKET RISK. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

     CURRENCY RISK. Changes in currency exchange rates may affect the value of foreign securities held by a Fund and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Fund does not correctly anticipate changes in exchange rates, certain hedging activities may also cause the Fund to lose money and reduce the amount of income available for distribution. There are also special risks that may arise with the introduction of the euro as the common currency of the European Monetary Union. These risks include the possibility that computing, accounting and trading systems will fail to recognize the euro, as well as the possibility that the euro will cause markets to become more volatile.

     POLITICAL DEVELOPMENTS. Political developments may adversely affect the value of a Fund's foreign securities.

                                      * * *


                                                                               5
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RISK/RETURN SUMMARY


     For more information about the risks associated with the Funds, see "How the Funds Invest -- Investment Risks."

     An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE

Because the Funds are new, they have no performance history as of the date of this prospectus.

FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of each Fund -- Class A, B and C. Each share class has different sales charges -- known as loads -- and expenses, but represents an investment in the same fund. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Funds."

  SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                   CLASS A    CLASS B   CLASS C
  Maximum sales charge                        Total Return Bond Fund -- 4%      None       1%
   (load) imposed on                                     Other Funds -- 5%
   purchases (as a percentage
   of offering price)
  Maximum deferred sales charge (load)                                None      5%(2)      1%(3)
   (as a percentage of the lower of original
   purchase price or sale proceeds)
  Maximum sales charge (load) imposed                                 None      None      None
   on reinvested dividends and other
   distributions
  Redemption fees                                                     None      None      None
  Exchange fee                                                        None      None      None

(1) Your broker may charge you a separate or additional fee for purchases and sales of shares.

(2) The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares convert to Class A shares approximately seven years after purchase.

(3) The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.


6  TARGET FUNDS                                       [TELEPHONE] (800) 225-1852
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RISK/RETURN SUMMARY

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                      CLASS A   CLASS B    CLASS C
  LARGE CAPITALIZATION GROWTH FUND
  Management fees                                        .70%      .70%      .70%
  + Distribution and service (12b-1) fees                .30%     1.00%     1.00%
  + Other expenses                                       .28%      .28%      .28%
  = Total annual Fund operating expenses                1.28%     1.98%     1.98%
   - Fee waiver(1)                                       .05%        0%        0%
  = NET ANNUAL FUND OPERATING EXPENSES(1)               1.23%     1.98%     1.98%

  LARGE CAPITALIZATION VALUE FUND
  Management fees                                        .70%      .70%      .70%
  + Distribution and service (12b-1) fees                .30%     1.00%     1.00%
  + Other expenses                                       .34%      .34%      .34%
  = Total annual Fund operating expenses                1.34%     2.04%     2.04%
   - Fee waiver(1)                                       .05%        0%        0%
  = NET ANNUAL FUND OPERATING EXPENSES(1)               1.29%     2.04%     2.04%

  SMALL CAPITALIZATION GROWTH FUND
  Management fees                                        .70%      .70%      .70%
  + Distribution and service (12b-1) fees                .30%     1.00%     1.00%
  + Other expenses                                       .63%      .63%      .63%
  = Total annual Fund operating expenses                1.63%     2.33%     2.33%
   - Fee waiver(1)                                       .05%        0%        0%
  = NET ANNUAL FUND OPERATING EXPENSES(1)               1.58%     2.33%     2.33%

(1) For the fiscal year ending July 31, 2000, the Distributor of the Funds has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares, and to reduce its distribution and service fees for Class B and Class C shares of the Total Return Bond Fund to .75 of 1% of the average daily net assets of the Class B and Class C shares, respectively.

RISK/RETURN SUMMARY


ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                      CLASS A   CLASS B    CLASS C
  SMALL CAPITALIZATION VALUE FUND
  Management fees                                        .70%      .70%      .70%
  + Distribution and service (12b-1) fees                .30%     1.00%     1.00%
  + Other expenses                                       .71%      .71%      .71%
  = Total annual Fund operating expenses                1.71%     2.41%     2.41%
   - Fee waiver(1)                                       .05%        0%        0%
  = NET ANNUAL FUND OPERATING EXPENSES(1)               1.66%     2.41%     2.41%

  INTERNATIONAL EQUITY FUND
  Management fees                                        .80%      .80%      .80%
  + Distribution and service (12b-1) fees                .30%     1.00%     1.00%
  + Other expenses                                       .53%      .53%      .53%
  = Total annual Fund operating expenses                1.63%     2.33%     2.33%
   - Fee waiver(1)                                       .05%        0%        0%
  = NET ANNUAL FUND OPERATING EXPENSES(1)               1.58%     2.33%     2.33%

  TOTAL RETURN BOND FUND
  Management fees                                        .50%      .50%      .50%
  + Distribution and service (12b-1) fees                .30%     1.00%     1.00%
  + Other expenses                                      1.13%     1.13%     1.13%
  = Total annual Fund operating expenses                1.93%     2.63%     2.63%
   - Fee waiver(1)                                       .05%      .25%      .25%
  = NET ANNUAL FUND OPERATING EXPENSES(1)               1.88%     2.38%     2.38%

(1) For the fiscal year ending July 31, 2000, the Distributor of the Funds has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares, and to reduce its distribution and service fees for Class B and Class C shares of the Total Return Bond Fund to .75 of 1% of the average daily net assets of the Class B and Class C shares, respectively.


8  TARGET FUNDS                                       [TELEPHONE] (800) 225-1852
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RISK/RETURN SUMMARY


FEES AND EXPENSES EXAMPLE

This example will help you compare the fees and expenses of the Funds' different share classes and the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A shares of the Funds and for Class B and Class C shares of the Total Return Bond Fund during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                   1 YR      3 YRS
  LARGE CAPITALIZATION GROWTH FUND
  Class A shares                                                    $619      $881
  Class B shares                                                    $701      $921
  Class C shares                                                    $399      $715
  LARGE CAPITALIZATION VALUE FUND
  Class A shares                                                    $625      $899
  Class B shares                                                    $707      $940
  Class C shares                                                    $405      $733
  SMALL CAPITALIZATION GROWTH FUND
  Class A shares                                                    $653      $984
  Class B shares                                                    $736    $1,027
  Class C shares                                                    $434      $820
  SMALL CAPITALIZATION VALUE FUND
  Class A shares                                                    $660    $1,007
  Class B shares                                                    $744    $1,051
  Class C shares                                                    $442      $844


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
RISK/RETURN SUMMARY


                                                                   1 YR      3 YRS
  INTERNATIONAL EQUITY FUND
  Class A shares                                                    $653      $984
  Class B shares                                                    $736    $1,027
  Class C shares                                                    $434      $820

  TOTAL RETURN BOND FUND
  Class A shares                                                    $583      $977
  Class B shares                                                    $741    $1,094
  Class C shares                                                    $439      $886

You would pay the following expenses on the same investment if you did not sell your shares:

                                                                   1 YR     3 YRS
  LARGE CAPITALIZATION GROWTH FUND
  Class A shares                                                    $619      $881
  Class B shares                                                    $201      $621
  Class C shares                                                    $299      $715

  LARGE CAPITALIZATION VALUE FUND
  Class A shares                                                    $625      $899
  Class B shares                                                    $207      $640
  Class C shares                                                    $305      $733

  SMALL CAPITALIZATION GROWTH FUND
  Class A shares                                                    $653      $984
  Class B shares                                                    $236      $727
  Class C shares                                                    $334      $820

  SMALL CAPITALIZATION VALUE FUND
  Class A shares                                                    $660    $1,007
  Class B shares                                                    $244      $751
  Class C shares                                                    $342      $844


10  TARGET FUNDS                                      [TELEPHONE] (800) 225-1852

RISK/RETURN SUMMARY

                                                                   1 YR      3 YRS
  INTERNATIONAL EQUITY FUND
  Class A shares                                                    $653      $984
  Class B shares                                                    $236      $727
  Class C shares                                                    $334      $820

  TOTAL RETURN BOND FUND
  Class A shares                                                    $583      $977
  Class B shares                                                    $241      $794
  Class C shares                                                    $339      $886

HOW THE FUNDS INVEST

INVESTMENT OBJECTIVES AND POLICIES

LARGE CAPITALIZATION GROWTH FUND

The Fund's investment objective is LONG-TERM CAPITAL APPRECIATION. This means that we seek investments that we think will increase in value.

     In pursuing our objective, we invest in STOCKS OF LARGE COMPANIES we believe will experience earnings growth at a rate faster than that of the S&P
500. When we consider investing in a company's stock, we look at several factors to evaluate the stock's growth potential, including the company's historical profitability, the economic outlook for the company's industry, the company's position in that industry, and the qualifications of company management. For example, we may select a company's stock based on new products or services the company is introducing. Dividend income is only an incidental consideration. Generally, we will consider selling a security when we think it has achieved its growth potential, or when we think we can find better growth opportunities. We normally invest at least 80% of the Fund's total assets in common stocks, and at least 65% of its total assets in common stocks of companies with a total market capitalization of $5 billion or more (measured at the time of purchase).

LARGE CAPITALIZATION VALUE FUND

The Fund's investment objective is TOTAL RETURN consisting of CAPITAL APPRECIATION and DIVIDEND INCOME. This means that we seek investments that we think will increase in value as well as pay the Fund dividends.

     In pursuing our objective, we invest in STOCKS OF LARGE COMPANIES using a VALUE INVESTMENT STYLE. That is, we invest in stocks that we believe are undervalued and have an above-average potential to increase in price. We consider a number of factors in choosing stocks, like a company's sales, earnings, book value, cash flow, recent performance and the industry it's in. We consider selling a stock if it has increased in value to the point where we no longer consider it to be undervalued. We normally invest at least 80% of the Fund's total assets in common stocks and securities convertible into common stocks, and at least 65% of its total assets in common stocks of companies with a total market capitalization of $5 billion or more (measured at the time of purchase) that we think will pay regular dividends.

SMALL CAPITALIZATION GROWTH FUND

The Fund's investment objective is MAXIMUM CAPITAL APPRECIATION. This means that we seek investments that we think will increase in value.


12  TARGET FUNDS                                      [TELEPHONE] (800) 225-1852

HOW THE FUNDS INVEST


     In pursuing our objective, we invest in STOCKS OF SMALL COMPANIES we believe will experience earnings growth at a rate faster than that of the U.S. economy in general. When we consider investing in a company's stock, we look at several factors to evaluate the stock's growth potential, including the company's historical profitability, return on capital, the economic outlook for the company's industry, the company's position in that industry, and the qualifications of company management. For example, we may select a company's stock based on new products or services the company is introducing. We do not consider dividend income in selecting stocks for the Fund. Generally, we will consider selling a security when we think it has achieved its growth potential, or when we think we can find better growth opportunities. We normally invest at least 65% of its total assets in common stocks of companies with a total market capitalization of less than $1.5 billion (measured at the time of purchase).

SMALL CAPITALIZATION VALUE FUND

The Fund's investment objective is ABOVE-AVERAGE CAPITAL APPRECIATION. This means that we seek investments that we think will increase in value.

     In pursuing our objective, we invest in STOCKS OF SMALL COMPANIES using a VALUE INVESTMENT STYLE. That is, we invest in stocks that we believe are undervalued and have an above-average potential to increase in price. We consider a number of factors in choosing stocks, like a company's sales, earnings, book value, cash flow and recent performance. We also consider dividend growth prospects in selecting stocks for the Fund. We consider selling a stock if it has increased in value to the point where we no longer consider it to be undervalued. We normally invest at least 80% of the Fund's total assets in common stocks, and at least 65% of its total assets in common stocks of companies with a total market capitalization of less than $1.5 billion (measured at the time of purchase).

INTERNATIONAL EQUITY FUND

The Fund's investment objective is CAPITAL APPRECIATION. This means that we seek investments that we think will increase in value.

     In pursuing our objective, we invest in STOCKS of companies located in FOREIGN COUNTRIES. We look for stocks that we believe are undervalued based on their earnings, cash flow or asset values. We consider selling a stock if it has increased in value to the point where we no longer consider it to be undervalued. We may invest in stocks of companies in both developed and developing countries. We normally invest at least 65% of the Fund's total assets in stocks of non-U.S. companies in at least three different foreign countries. For purposes of this policy, the Fund will invest in stocks of companies that are organized under the laws of a foreign country, companies which

HOW THE FUNDS INVEST


derive more than 50% of their revenues from activities in foreign countries, and companies which have at least 50% of their assets located abroad. The foreign securities held by the Fund normally will be denominated in foreign currencies, including the euro -- a multinational currency unit.

     The Fund may also invest in AMERICAN DEPOSITARY RECEIPTS (ADRs), AMERICAN DEPOSITARY SHARES (ADSs), GLOBAL DEPOSITARY RECEIPTS (GDRs) and EUROPEAN DEPOSITARY RECEIPTS (EDRs). ADRs, ADSs, GDRs and EDRs are certificates -- usually issued by a bank or trust company -- that represent an equity investment in a foreign company. ADRs and ADSs are issued by U.S. banks and trust companies and are valued in U.S. dollars. EDRs and GDRs are issued by foreign banks and trust companies and are usually valued in foreign currencies.

TOTAL RETURN BOND FUND

The Fund's investment objective is TOTAL RETURN consisting of CURRENT INCOME and CAPITAL APPRECIATION. This means that we seek investments that we think will pay income as well as increase in value.

     In pursuing our objective, we invest primarily in DEBT OBLIGATIONS issued or guaranteed by the U.S. GOVERNMENT and its agencies, as well as debt obligations issued by U.S. COMPANIES, FOREIGN COMPANIES AND FOREIGN GOVERNMENTS and their agencies. The Fund can invest up to 20% of its assets in foreign debt obligations.

     The Fund invests in MORTGAGE-RELATED SECURITIES issued or guaranteed by U.S. Government entities, including securities issued by the Federal National Mortgage Association (FNMA or "Fannie Mae") or the Federal Home Loan Mortgage Corporation (FHLMC or "Freddie Mac") or guaranteed by the Government National Mortgage Association (GNMA or "Ginnie Mae"). However, we may invest up to 25% of the Fund's assets in privately issued mortgage-related securities (those not issued or guaranteed by the U.S. Government). The mortgage-related securities in which the Fund may invest may include COLLATERALIZED MORTGAGE OBLIGATIONS and STRIPPED MORTGAGE-BACKED SECURITIES.

     Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage-related securities issued by the U.S. Government or its agencies include FNMAs, GNMAs and debt securities issued by the FHLMC. The U.S. Government or the issuing agency directly or indirectly guarantees the payment of interest and principal on these securities, but not their value. Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.


14  TARGET FUNDS                                      [TELEPHONE] (800) 225-1852

HOW THE FUNDS INVEST


     Mortgage pass-through securities include collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities. A COLLATERALIZED MORTGAGE OBLIGATION (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. A MULTI-CLASS PASS-THROUGH SECURITY is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income thereon provide the funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A STRIPPED MORTGAGE-BACKED SECURITY (MBS STRIP) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.

     The values of mortgage-backed securities vary with changes in market interest rates generally and in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages. For example, during periods of falling interest rates, prepayments tend to increase as homeowners and others refinance their higher-rate mortgages; these prepayments reduce the anticipated duration of the mortgage-related securities. Conversely, during periods of rising interest rates, prepayments can be expected to decline, which has the effect of extending the anticipated duration at the same time that the value of the securities declines. MBS strips tend to be even more highly sensitive to changes in prepayment and interest rates than mortgage-related securities and CMOs generally.

     The Fund may also invest in ASSET-BACKED DEBT SECURITIES. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans and credit card receivables. Unlike mortgage-related securities, asset-backed securities are usually not collateralized.

     We normally invest at least 65% of the Fund's total assets in bonds, and at least 90% of its total assets in "investment grade" debt obligations -- debt obligations rated at least BBB by S&P, Baa by Moody's, or the equivalent by another major rating service, and unrated debt obligations that we believe are comparable in quality. However, we may invest up to 10% of the Fund's assets in HIGH YIELD DEBT OBLIGATIONS -- also known as "JUNK BONDS" -- which are rated at least B by S&P, Moody's or another major rating service, and unrated debt obligations that we believe are comparable in quality. The Fund may continue to hold an obligation even if it is later downgraded or no longer rated.

HOW THE FUNDS INVEST


     When purchasing or selling portfolio securities, the factors that the investment adviser to the Fund may consider are economic conditions and interest rate fundamentals and, for foreign debt securities, country and currency selection. The investment adviser also evaluates individual debt securities within each fixed-income sector based upon their relative investment merit and considers factors such as yield, duration and potential for price or currency appreciation as well as credit quality, maturity and risk.

     The Fund's dollar-weighted average portfolio maturity will generally be between four and fifteen years.

                                      * * *

     For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Funds, Their Investments and Risks." The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Funds. To obtain a copy, see the back cover page of this prospectus.

     Although we make every effort to achieve each Fund's objective, we can't guarantee success. Each Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Trust can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES

In addition to their principal strategies, we may also use the following investment strategies to increase the Funds' returns or protect their assets if market conditions warrant.

TEMPORARY DEFENSIVE INVESTMENTS

In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of a Fund's assets in money market instruments or U.S. Government securities. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve a Fund's assets when the markets are unstable.

     MONEY MARKET INSTRUMENTS. Each Fund may invest in high quality MONEY MARKET INSTRUMENTS. Money market instruments include the commercial paper of U.S. and foreign corporations, obligations of U.S. and foreign banks, certificates of deposit and obligations issued or guaranteed by the U.S. Government or its agencies or a foreign government. The Funds will generally purchase money market instruments in one of the two highest short-term quality ratings of a major rating service. The Funds may also invest in money market instruments that are not rated, but which we believe are of comparable quality to the instruments described above.


16  TARGET FUNDS                                      [TELEPHONE] (800) 225-1852

HOW THE FUNDS INVEST


     U.S. GOVERNMENT SECURITIES. The Funds may invest in DEBT OBLIGATIONS ISSUED BY THE U.S. TREASURY. Treasury securities have varying interest rates and maturities, but they are all backed by the full faith and credit of the U.S. Government.


     The Funds may also invest in other DEBT OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT and government-related entities. Some of these debt securities are backed by the full faith and credit of the U.S. Government, like GNMA obligations. Debt securities issued by other government entities, like obligations of FNMA and the Student Loan Marketing Association (SLMA or "Sallie Mae"), are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt.

     The U.S. Government sometimes "strips" its debt obligations into their component parts: the U.S. Government's obligation to make interest payments and its obligation to repay the amount borrowed. These STRIPPED SECURITIES are sold to investors separately. Stripped securities do not make periodic interest payments. They are usually sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional debt obligations. A Fund may try to earn money by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.

DEBT OBLIGATIONS

In addition to their principal investments, the Large Capitalization Value, Small Capitalization Value and International Equity Funds may invest in debt obligations for their appreciation potential. The Large Capitalization Value, Small Capitalization Value and International Equity Funds may invest in debt obligations issued by U.S. and foreign companies that are rated at least A by S&P or by Moody's or the equivalent by another major rating service. The Large Capitalization Value and Small Capitalization Value Portfolios may also invest in asset-backed securities from time to time. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans and credit card receivables. Unlike mortgage-related securities, asset-backed securities are not usually collateralized, which means that if the borrower does not repay the amount loaned when due, the Fund could suffer a loss.

HOW THE FUNDS INVEST


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

The TOTAL RETURN BOND FUND may enter into REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLLS. When the Fund enters into a reverse repurchase agreement, the Fund borrows money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time.

     When the Fund enters into a dollar roll, the Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.

LEVERAGE

The Total Return Bond Fund may borrow from banks or through reverse repurchase agreements and dollar rolls to take advantage of investment opportunities. This is known as using "leverage." If the Fund borrows money to purchase securities and those securities decline in value, then the value of the Fund's shares will decline faster than if the Fund were not leveraged.

REPURCHASE AGREEMENTS

The Total Return Bond Fund may use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. The other Funds may also use repurchase agreements for cash management purposes. A repurchase agreement is like a loan by a Fund to the other party that creates a fixed return for the Fund.

CONVERTIBLE SECURITIES

Each Fund may also invest in CONVERTIBLE SECURITIES. These are securities -- like bonds, corporate notes and preferred stock -- that we can convert into the company's common stock or some other equity security.

DERIVATIVE STRATEGIES

The INTERNATIONAL EQUITY and TOTAL RETURN BOND FUNDS may each use various derivative strategies to try to improve the Fund's returns or protect its assets, although we cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. The derivatives in which these Funds may invest include FUTURES, OPTIONS AND OPTIONS ON FUTURES. In addition, these Funds may enter into FOREIGN CURRENCY EXCHANGE CONTRACTS and purchase COMMERCIAL PAPER THAT IS INDEXED TO FOREIGN CURRENCY EXCHANGE RATES.


18  TARGET FUNDS                                      [TELEPHONE] (800) 225-1852

HOW THE FUNDS INVEST


Because the International Equity Fund invests a large percentage of its assets in securities denominated in foreign currencies, we may use "CURRENCY HEDGES" to help protect the Fund's net asset values (NAVs) from declining if a particular foreign currency were to decrease in value against the U.S. dollar.

     Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment -- a security, market index, currency, interest rate or some other benchmark -- will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not fully offset a Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. For more information about these strategies, see the SAI, "Description of the Funds, Their Investments and Risks -- Risk Management and Return Enhancement Strategies."

OPTIONS

     The International Equity and Total Return Bond Funds may purchase and sell put and call options on securities and currencies traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option is the right to buy or sell securities in exchange for a premium. The options may be on debt securities, aggregates of debt securities, financial indexes and U.S. Government securities. The Funds will sell only covered options.

FUTURES CONTRACTS AND RELATED OPTIONS;
FOREIGN CURRENCY FORWARD CONTRACTS

     The International Equity and Total Return Bond Funds may purchase and sell financial futures contracts and related options on debt securities, aggregates of debt securities, currencies, financial indexes or U.S. Government securities. A futures contract is an agreement to buy or sell a set quantity of underlying product at a future date or to make or receive a cash payment based on the value of a securities index. The International Equity and Total Return Bond Funds also may enter into foreign currency forward contracts to protect the value of their assets against future changes in the level of foreign currency exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price.

HOW THE FUNDS INVEST


ADDITIONAL STRATEGIES

The Funds may also use other non-principal strategies, such as purchasing debt securities on a WHEN-ISSUED or DELAYED-DELIVERY basis. When a Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the debt obligations take place at a later time. The Fund does not earn interest income until the date the debt obligations are delivered.

     The TOTAL RETURN BOND FUND may enter into INTEREST RATE SWAP TRANSACTIONS. In a swap transaction, the Fund and another party "trade" income streams. The swap is done to preserve a return or spread on a particular investment or portion of the Fund or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

     The Funds also follow certain policies when they BORROW MONEY (the Total Return Bond Fund can borrow up to 33 1/3% of the value of its total assets, while the other Funds may each borrow up to 20% of the value of its total assets); and HOLD ILLIQUID SECURITIES (each Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days).

     Each Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

PORTFOLIO TURNOVER

     As a result of the strategies described above, the Total Return Bond Fund may have an annual portfolio turnover rate of over 100%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect a Fund's performance. It can also result in a greater amount of distributions as ordinary income rather than long-term capital gains.


20  TARGET FUNDS                                      [TELEPHONE] (800) 225-1852

HOW THE FUNDS INVEST


INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Funds is no exception. Since a Fund's holdings can vary significantly from broad market indexes, performance of the Funds can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Funds' principal investments and certain of the Fund's non-principal investments and strategies. See, too, "Description of the Funds, Their Investments and Risks" in the SAI.



  INVESTMENT TYPE
  % OF FUND'S TOTAL ASSETS         RISKS                               POTENTIAL REWARDS
  COMMON STOCKS                  - Individual stocks could lose      - Historically, stocks have
                                   value                               outperformed other investments
  Large Cap Growth,                                                    over the long term
  Large Cap Value,               - The equity markets could go
  Small Cap Growth and             down, resulting in a decline      - Generally, economic growth
  Small Cap Value Funds            in value of a Fund's                means higher corporate
                                   investments                         profits, which leads to an
  At least 80%                                                         increase in stock prices,
                                 - Companies that pay dividends        known as capital appreciation
  International Equity Fund        may not do so if they don't
                                   have profits or adequate cash
  At least 65%                     flow

                                 - Changes in economic or            - May be a source of dividend
                                   political conditions, both          income
                                   domestic and international,
                                   may result in a decline in
                                   value of a Fund's investments

-------------------------------------------------------------------------------------------------------

  SMALL CAPITALIZATION           - Stocks of small companies are     - Highly successful smaller
  STOCKS (market capi-             more volatile and may decline       companies can outperform
  talization below                 more than those in the S&P 500      larger ones
  $1.5 billion)                    Index

  Small Cap Growth and           - Small companies are more
  Small Cap Value Funds            likely to reinvest earnings
                                   and not pay dividends
  At least 65%
                                 - Changes in interest rates may
  International Equity Fund        affect the securities of small
                                   companies more than the
  Percentage varies                securities of larger companies

------------------------------------------------------------------------------------------------------

HOW THE FUNDS INVEST


  INVESTMENT TYPE (CONT'D)
  % OF FUND'S TOTAL ASSETS         RISKS                               POTENTIAL REWARDS
  DEBT OBLIGATIONS               - A Fund's share price, yield       - Bonds have generally
                                   and total return will               outperformed money market
  Large Cap Value and              fluctuate in response to bond       instruments over the long term
  Small Cap Value Funds            market movements                    with less risk than stock

  Up to 20%                      - Credit risk -- the default of     - Most bonds will rise in value
                                   an issuer would leave a Fund        when interest rates fall
  International Equity Fund        with unpaid interest or
                                   principal. The lower a bond's     - Regular interest income
  Up to 35%                        quality, the higher its
                                   potential volatility              - High quality debt obligations
  Total Return Bond Fund                                               are generally more secure than
                                 - Market risk -- the risk that        stock since companies must pay
  Up to 100%                       the market value of an              their debts before paying
                                   investment may move up or           stockholders
                                   down, sometimes rapidly or
                                   unpredictably. Market risk may    - Investment-grade bonds have a
                                   affect an industry, a sector,       lower risk of default than
                                   or the market as a whole            junk bonds

                                 - Interest rate risk -- the         - Bonds with longer maturity
                                   value of most bonds will fall       dates typically have higher
                                   when interest rates rise; the       yields
                                   longer a bond's maturity and
                                   the lower its credit quality,     - Intermediate-term securities
                                   the more its value typically        may be less susceptible to
                                   falls. It can lead to price         loss of principal than longer
                                   volatility, particularly for        term securities
                                   junk bonds and stripped
                                   securities

------------------------------------------------------------------------------------------------------

  FOREIGN SECURITIES             - Foreign markets, economies and    - Investors can participate in
                                   political systems may not be        foreign markets and invest in
  International Equity Fund        as stable as in the U.S.,           companies operating in those
                                   particularly those in               markets
  Up to 100%                       developing countries
                                                                     - Changing value of foreign
  Total Return Bond Fund         - Currency risk -- changing           currencies
                                   value of foreign currencies
  Up to 20%                        can cause losses                  - Opportunities for
                                                                       diversification
                                 - May be less liquid than U.S.
                                   stocks and bonds                  - Principal and interest on
                                                                       foreign government securities
                                 - Differences in foreign laws,        may be guaranteed
                                   accounting standards, public
                                   information, custody and
                                   settlement practices provide
                                   less reliable information on
                                   foreign investments and
                                   involve more risk

                                 - Year 2000 conversion may be
                                   more of a problem for some
                                   foreign issuers

                                 - Not all government securities
                                   are insured or guaranteed by
                                   government, but only by the
                                   issuing agency
------------------------------------------------------------------------------------------------------


22  TARGET FUNDS                                      [TELEPHONE] (800) 225-1852

HOW THE FUNDS INVEST


  INVESTMENT TYPE
  % OF FUND'S TOTAL ASSETS         RISKS                               POTENTIAL REWARDS

  U.S. GOVERNMENT                - Not all are insured or            - Regular interest income
  SECURITIES                       guaranteed by the U.S.
                                   Government, but only by the       - The U.S. Government guarantees
  All Funds                        issuing agency                      interest and principal
                                                                       payments on certain
  Percentage varies, and         - Limits potential for capital        securities.
  up to 100% on                    appreciation
  a temporary basis                                                  - Generally more secure than lower
                                 - Market risk                         quality debt securities and
                                                                       equity securities
                                 - Interest rate risk
                                                                     - May preserve a Fund's assets
-------------------------------------------------------------------------------------------------------

  MONEY MARKET                   - U.S. Government money market      - May preserve a Fund's assets
  INSTRUMENTS                      securities offer a lower yield
                                   than lower-quality or
  All Funds                        longer-term securities

  Up to 100% on                  - Limits potential for capital
  a temporary basis                appreciation

                                 - Credit risk

                                 - Market risk

-------------------------------------------------------------------------------------------------------

  MORTGAGE-RELATED               - Prepayment risk -- the risk       - Regular interest income
  SECURITIES                       that the underlying mortgage
                                   may be prepaid partially or       - The U.S. Government guarantees
  Total Return Bond Fund           completely, generally during        interest and principal
                                   periods of falling interest         payments on certain securities
  Percentage varies                rates, which could adversely
                                   affect yield to maturity and      - May benefit from security
                                   could require a Fund to             interest in real estate
                                   reinvest in lower-yielding          collateral
                                   securities.
                                                                     - Pass-through instruments
                                 - Credit risk -- the risk that        provide greater
                                   the underlying mortgages will       diversification than direct
                                   not be paid by debtors or by        ownership of loans
                                   credit insurers or guarantors
                                   of such instruments. Some
                                   private mortgage securities
                                   are unsecured or secured by
                                   lower-rated insurers or
                                   guarantors and thus may
                                   involve greater risk

                                 - Market risk

                                 - Interest rate risk

-------------------------------------------------------------------------------------------------------

 HOW THE FUNDS INVEST


  INVESTMENT TYPE
  % OF FUND'S TOTAL ASSETS         RISKS                               POTENTIAL REWARDS
  HIGH YIELD DEBT                - Higher credit risk than           - May offer higher interest
  SECURITIES (JUNK BONDS)          higher-grade debt securities        income than higher-grade debt
                                                                       securities and higher
  Total Return Bond Fund         - Higher market risk than             potential gains
                                   higher-grade debt securities

  Up to 10%                      - More volatile than
                                   higher-grade debt securities

                                 - May be more illiquid (harder
                                   to value and sell), in which
                                   case valuation would depend
                                   more on investment adviser's
                                   judgment than is generally the
                                   case with higher-rated
                                   securities

----------------------------------------------------------------------------------------------------

  ASSET-BACKED                   - Prepayment risks                  - Regular interest income
  SECURITIES
                                 - The security interest in the      - Prepayment risk is generally
  Large Cap Value,                 underlying collateral may not       lower than with
  Small Cap Value                  be as great as with                 mortgage-related securities
  and Total Return Bond            mortgage-related securities
  Funds                                                              - Pass-through instruments
                                 - Credit risk -- the risk that        provide greater
  Percentage varies                the underlying receivables          diversification than direct
                                   will not be paid by debtors or      ownership of loans
                                   by credit insurers or
                                   guarantors of such
                                   instruments. Some asset-backed
                                   securities are unsecured or
                                   secured by lower-rated
                                   insurers or guarantors and
                                   thus may involve greater risk

                                 - Market risk

                                 - Interest rate risk

----------------------------------------------------------------------------------------------------

  DERIVATIVES                    - Derivatives such as futures,      - A Fund could make money and
                                   options and foreign currency        protect against losses if the
  International Equity and         exchange contracts may not          investment analysis proves
  Total Return Bond Funds          fully offset the underlying         correct
                                   positions and this could
  Percentage varies                result in losses to the Fund      - One way to manage a Fund's
                                   that would not have otherwise       risk/return balance by locking
                                   occurred                            in the value of an investment
                                                                       ahead of time
                                 - Derivatives used for risk
                                   management may not have the       - Derivatives that involve
                                   intended effects and may            leverage could generate
                                   result in losses or missed          substantial gains at low cost
                                   opportunities
                                                                     - May be used to hedge against
                                 - The other party to a                changes in currency exchange
                                   derivatives contract could          rates
                                   default

                                 - Derivatives that involve
                                   leverage (borrowing for
                                   investment) could magnify
                                   losses

                                 - Certain types of derivatives
                                   involve costs to a Fund which
                                   can reduce returns
----------------------------------------------------------------------------------------------------


24  TARGET FUNDS                                      [TELEPHONE] (800) 225-1852

HOW THE FUNDS INVEST

  INVESTMENT TYPE
  % OF FUND'S TOTAL ASSETS         RISKS                               POTENTIAL REWARDS
  REVERSE REPURCHASE             - May magnify underlying            - May magnify underlying
  AGREEMENTS AND                   investment losses                   investment gains
  DOLLAR ROLLS
                                 - Investment costs may exceed
  Total Return Bond Fund           potential underlying
  Up to 33 1/3%                    investment gains

  WHEN-ISSUED AND
  DELAYED-DELIVERY
  SECURITIES

  All Funds
  Percentage varies

----------------------------------------------------------------------------------------------------

  BORROWING                      - Leverage borrowing for            - Leverage may magnify
                                   investments may magnify losses      investment gains
  Total Return Bond Fund
  Up to 33 1/3%                  - Interest costs and investment
                                   fees may exceed potential
  Other Funds                      investment gains
  Up to 20%


----------------------------------------------------------------------------------------------------

  ADJUSTABLE/FLOATING RATE       - Value lags value of fixed-rate    - Can take advantage of rising
  SECURITIES                       securities when interest rates      interest rates
                                   change
  Large Cap Value and
  Total Return Bond Funds

  Percentage varies

----------------------------------------------------------------------------------------------------

  STRIPPED SECURITIES            - More volatile than securities     - Value rises faster when
                                   that have not separated             interest rates fall
  Total Return Bond Fund           principal and interest

  Percentage varies              - Mortgage-backed stripped
                                   securities have more
                                   prepayment and interest rate
                                   risk than other
                                   mortgage-related securities
----------------------------------------------------------------------------------------------------

HOW THE FUNDS INVEST


  INVESTMENT TYPE
  % OF FUND'S TOTAL ASSETS         RISKS                               POTENTIAL REWARDS
  INTEREST RATE SWAPS            - Helps protect the return on an    - Speculative technique
                                   investment                          including risk of loss of
  Total Return Bond Fund                                               interest payment swapped
  Up to 5% of net assets

----------------------------------------------------------------------------------------------------

  ILLIQUID SECURITIES            - May be difficult to value         - May offer a more attractive
                                   precisely                           yield or potential for growth
  All Funds                                                            than more widely traded
  Up to 15% of net assets        - May be difficult to sell at         securities
                                   the time or price desired
----------------------------------------------------------------------------------------------------


26  TARGET FUNDS                                      [TELEPHONE] (800) 225-1852

HOW THE TRUST IS MANAGED

BOARD OF TRUSTEES

The Board of Trustees oversees the actions of the Manager, the sub-advisers and the Distributor and decides on general policies. The Board also oversees the Trust's officers who conduct and supervise the daily business operations of the Trust.

MANAGER

Prudential Investments Fund Management LLC (PIFM)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102-4077

     Under a management agreement with the Trust, PIFM manages the Trust's investment operations, administers its business affairs and is responsible for supervising the sub-adviser(s) (which we call an Adviser) for each of the Funds. The table below sets forth the annual management fee received by PIFM from each Fund, as well as the annual sub-advisory fee paid by PIFM to each Fund's Adviser(s) (shown as a percentage of average net assets).

-----------------------------------------------------------------------------------
                                                      ANNUAL                 ANNUAL
                                                  MANAGEMENT            FEE PAID TO
                                                 FEE PAID TO             ADVISER(S)
FUND                                                    PIFM                BY PIFM
-----------------------------------------------------------------------------------
Large Capitalization Growth Fund                        .70%                   .30%
Large Capitalization Value Fund                         .70%                   .30%
Small Capitalization Growth Fund                        .70%                   .40%
Small Capitalization Value Fund                         .70%                   .40%
International Equity Fund                               .80%                   .40%
Total Return Bond Fund                                  .50%                   .25%
-----------------------------------------------------------------------------------

     Subject to the supervision of the Board of Trustees of the Trust, PIFM is responsible for conducting the initial review of prospective Advisers for the Trust. In evaluating a prospective Adviser, PIFM considers many factors, including the firm's experience, investment philosophy and historical performance. PIFM is also responsible for monitoring the performance of the Trust's Advisers.

     PIFM and the Trust operate under an exemptive order (the Order) from the Securities and Exchange Commission that generally permits PIFM to enter into or amend agreements with Advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board of Trustees approve any new or amended agreements with Advisers. Shareholders of each Fund still have the right to terminate these agreements for the Fund at any time by a vote of the

HOW THE TRUST IS MANAGED


majority of outstanding shares of the Fund. The Trust will notify shareholders of any new Advisers or material amendments to advisory agreements made pursuant to the Order. On September 13,1999, the sole shareholder of the Trust voted to allow the Trust and PIFM to operate under the Order.

     PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of August 31,1999, PIFM served as the Manager to all 46 of the Prudential mutual funds, and as Manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $71.8 billion.

ADVISERS AND PORTFOLIO MANAGERS

INTRODUCTION

The Advisers are responsible for the day-to-day management of each Fund, or portion thereof, that they manage, subject to the supervision of PIFM and the Board of Trustees. The Advisers are paid by PIFM, not the Trust.

     The LARGE CAPITALIZATION GROWTH, LARGE CAPITALIZATION VALUE, SMALL CAPITALIZATION GROWTH and SMALL CAPITALIZATION VALUE FUNDS each have two Advisers, each of whom manages approximately 50% of the Fund's assets. For each of these Funds, PIFM hired two Advisers with different investment philosophies. PIFM believes that at any given time, certain investment philosophies will be more successful than others and that a combination of different investment approaches may benefit these Funds and help reduce their volatility. PIFM periodically rebalances these Funds to maintain the approximately equal allocation of their assets between the two Advisers. Reallocations may result in higher portfolio turnover and correspondingly higher transactional costs. In addition, Funds with two Advisers may experience wash transactions -- where one Adviser buys a security at the same time the other one sells it. When this happens, the Fund's position in that security remains unchanged, but the Fund has paid additional transaction costs.

LARGE CAPITALIZATION GROWTH FUND

COLUMBUS CIRCLE INVESTORS (CCI) and OAK ASSOCIATES, LTD. (OAK) are the Advisers for the Large Capitalization Growth Fund. For their services as Advisers, CCI and Oak each receive a fee from PIFM at the annual rate of .30% of the average daily net assets of the portion of the Fund it manages.


28  TARGET FUNDS                                      [TELEPHONE] (800)225-1852

HOW THE TRUST IS MANAGED

CCI has specialized in large-cap equity investing since it was established in 1975. As of June 30, 1999, CCI had approximately $4.5 billion in assets under management for corporate, nonprofit, government, union and mutual fund clients. The address of CCI is Metro Center, One Station Place, 8th Floor, Stamford, CT 06902.

     ANTHONY RIZZA, a Managing Director of CCI, is primarily responsible for managing CCI's part of the Fund. Mr. Rizza is a Chartered Financial Analyst and a member of the Hartford Society of Security Analysts. He has been a portfolio manager with CCI since 1991.

     OAK has specialized in large-cap equity investing since it was founded in 1985. Oak provides investment management services to both individual and institutional clients. As of June 30, 1999, Oak had more than $11.5 billion in assets under management. The address of Oak is 3875 Embassy Parkway, Suite 250, Akron, OH 44333.

     JAMES D. OELSCHLAGER, President of Oak since 1985, manages the assets of the Fund. DONNA BARTON, MARGARET BALLINGER and DOUGLAS MACKAY assist Mr. Oelschlager in managing the Fund's assets. Ms. Barton and Ms. Ballinger have been with Oak since 1985, and Mr. MacKay has been a research analyst with Oak since 1990.

LARGE CAPITALIZATION VALUE FUND

INVESCO CAPITAL MANAGEMENT, INC. (INVESCO) and HOTCHKIS AND WILEY are the Advisers for the Large Capitalization Value Fund. For their services as Advisers, INVESCO and Hotchkis and Wiley each receive a fee from PIFM at the annual rate of .30% of the average daily net assets of the portion of the Fund it manages.

     INVESCO has specialized in value-oriented equity investing since it was organized in 1971. As of June 30, 1999, INVESCO had approximately $48 billion in assets under management for clients located throughout the U.S., Europe and Japan. The address of INVESCO is 1315 Peachtree Street, Suite 500, Atlanta, GA 30309.

     NIELSON BROWN, a Vice President of INVESCO, manages the Fund. Mr. Brown is a Chartered Financial Analyst and a member of the Atlanta Society of Financial Analysts. He has been a portfolio manager with INVESCO since 1989.

     HOTCHKIS AND WILEY has specialized in large-cap equity investing since it was formed in 1980. As of June 30, 1999, Hotchkis and Wiley had approximately $15 billion in assets under management for corporate, public,

HOW THE TRUST IS MANAGED

endowment and foundation and mutual fund clients. The address of Hotchkis and Wiley is 725 S. Figueroa St., Suite 4000, Los Angeles, CA 90017.

     ROGER DEBARD, Managing Director of Hotchkis and Wiley, manages the assets of the Fund. Mr. DeBard is a Chartered Financial Analyst and has been a portfolio manager for Hotchkis and Wiley since 1985.

SMALL CAPITALIZATION GROWTH FUND

SAWGRASS ASSET MANAGEMENT, L.L.C. (SAWGRASS) and FLEMING ASSET MANAGEMENT USA (FLEMING USA) are the Advisers for the Small Capitalization Growth Fund. For their services as Advisers, Sawgrass and Fleming USA each receive a fee from PIFM at the annual rate of .40% of the average daily net assets of the portion of the Fund it manages.

     SAWGRASS has specialized in small-cap equity investing since it was organized in 1998. Sawgrass was formed by a core group of investment professionals who had worked together for 15 years at Barnett Capital Advisors, Inc. As of June 30, 1999, Sawgrass had approximately $425 million in assets under management for corporate, municipal, public and state retirement plans and mutual funds. The address of Sawgrass is 4337 Pablo Oaks Court, Building 200, Jacksonville, FL 32224.

     DEAN MCQUIDDY, a principal and Director of Equity Investments of Sawgrass, manages the assets of the Fund. Mr. McQuiddy is a Chartered Financial Analyst and has been with Sawgrass since January 1998. Prior to 1998, Mr. McQuiddy was the head small-cap portfolio manager of Barnett Capital Advisors, Inc.

     FLEMING USA is a division of Robert Fleming, Inc., the U.S. equity asset management affiliate of Robert Fleming Holdings (Flemings Group). Founded in 1873, the Flemings Group manages over $115 billion of assets on behalf of private investors, companies, institutions, governments and central banks worldwide. Approximately half of its assets under management are pension funds for institutions. The balance of its assets under management are in open- and closed-end pooled investment vehicles. Fleming USA's address is 320 Park Avenue, New York, NY 10022.

     The assets of the Portfolio are managed by a team of portfolio managers. Eytan M. Shapiro, a Director and portfolio manager of Fleming USA, is responsible for the day-to-day management of the Portfolio's assets. Mr. Shapiro has been with Fleming USA since 1992 and with the Flemings Group since 1985. The other members of the team are Timothy R. V.

30  TARGET FUNDS                                      [TELEPHONE] (800)225-1852

HOW THE TRUST IS MANAGED

Parton, Christopher M. V. Jones and T. Gary Lieberman. Mr. Parton, a Director and portfolio manager with Fleming USA, has been with Fleming USA since 1990 and with the Flemings Group since 1986. Mr. Jones, a Director and portfolio manager of Fleming USA, as well as Chief Investment Officer of its Small Cap Equity Group, joined Fleming USA in 1986 and began his career with the Flemings Group in 1982. Mr. Lieberman is a Vice President and analyst with Fleming USA and has been with the firm since 1995. Prior to joining Fleming USA, Mr. Lieberman was an analyst with Saloman Brothers Asset Management.

SMALL CAPITALIZATION VALUE FUND

LAZARD ASSET MANAGEMENT (LAZARD) and WOOD, STRUTHERS & WINTHROP MANAGEMENT CORP.
(WSW) are the Advisers for the Small Capitalization Value Fund. For their services as Advisers, Lazard and WSW each receive a fee from PIFM at the annual rate of .40% of the average daily net assets of the portion of the Fund it manages.

     LAZARD is a division of Lazard Freres & Co. LLC (Lazard Freres), a
New York limited liability company. Since it was formed in 1970, Lazard has provided investment management services to both individual and institutional clients. As of June 30, 1999, Lazard and its global affiliates had approximately $68 billion in assets under management. The address of Lazard is 30 Rockefeller Plaza, New York, NY 10112.

     HERBERT W. GULLQUIST and EILEEN D. ALEXANDERSON manage the assets of the Fund. Mr. Gullquist, a Managing Director and Vice Chairman of Lazard Freres and Chief Investment Officer of Lazard, has been with Lazard since 1982. Ms. Alexanderson, a Managing Director of Lazard Freres and a Certified Financial Analyst, has been with Lazard since 1979.

     WSW was founded in 1871 and has specialized in small-cap equity investing since 1967. WSW provides investment management services to both individual and institutional clients. As of June 30, 1999, WSW had approximately $12 billion in assets under management. The address of WSW is 277 Park Avenue, New York, NY 10172.

     JAMES A. ENGLE and ROGER W. VOGEL manage the assets of the Fund. Mr. Engle has been the Chief Investment Officer of WSW since 1988. Mr. Vogel, who is Senior Vice President for the Equities Division at WSW, has been the lead small-cap equity portfolio manager of WSW since 1993.

HOW THE TRUST IS MANAGED

INTERNATIONAL EQUITY FUND

LAZARD is the Adviser to the International Equity Fund. For its services as Adviser, Lazard receives a fee from PIFM at the annual rate of .40% of the Fund's average daily net assets.

     HERBERT W. GULLQUIST and JOHN R. REINSBERG manage the Fund for Lazard. Mr. Gullquist, a Managing Director and Vice Chairman of Lazard Freres and Chief Investment Officer of Lazard, has been with Lazard since 1982. Mr. Reinsberg is a Managing Director of Lazard Freres and has been with Lazard since 1992.

TOTAL RETURN BOND FUND

PACIFIC INVESTMENT MANAGEMENT COMPANY (PIMCO) is the Adviser to the Total Return Bond Fund. For its services as Adviser, PIMCO receives a fee from PIFM at the annual rate of .25% of the average daily net assets of the Fund.

     PIMCO has specialized in fixed income investing since the firm was established in 1971. As of June 30, 1999, PIMCO had approximately $171 billion of assets under management. The address of PIMCO is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

     JOHN L. HAGUE, a Managing Director of PIMCO, manages the Fund. Mr. Hague has been a portfolio manager with PIMCO and its predecessor since 1989.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Trust's shares under a Distribution Agreement with the Trust. The Trust has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing each Fund's Class A, B and C shares and provides certain shareholder support services. Each Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares. These fees -- known as 12b-1 fees -- are shown in the "Fees and Expenses" tables.

32  TARGET FUNDS                                      [TELEPHONE] (800)225-1852

HOW THE TRUST IS MANAGED


YEAR 2000 READINESS DISCLOSURE

The services provided to the Trust and the shareholders by the Manager, the Advisers, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although at this time there can be no assurance that there will be no adverse impact on the Trust, the Manager, the Advisers, the Distributor, the Transfer Agent and the Custodian have advised the Trust that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Trust and its Board have received satisfactory reports from the principal service providers as to their preparations for Year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner or that there will be no adverse impact on the Trust. Moreover, the Trust at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.

     Additionally, issuers of securities generally as well as those purchased by the Funds may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and could result in a decline in the value of the securities held by the Funds.

FUND DISTRIBUTIONS AND TAX ISSUES

Investors who buy shares of the Trust should be aware of some important tax issues. For example, each Fund distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified tax-deferred plan or account.

     Also, if you sell shares of a Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless your shares are held in a qualified tax-deferred plan or account.

     The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

Each Fund distributes DIVIDENDS of any net investment income to shareholders on a regular basis as shown below.

----------------------------------------------------------------------------------
FUND                                                                     DIVIDENDS
----------------------------------------------------------------------------------
Total Return Bond Fund                                             Declared daily,
                                                                      paid monthly
Large Capitalization Growth, Large
  Capitalization Value, Small Capitalization Growth,               Declared and
  Small Capitalization Value and International Equity Funds          paid annually
----------------------------------------------------------------------------------

     For example, if a Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from each Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund.

     For Funds that invest in foreign securities, the amount of income available for distribution to shareholders will be affected by any foreign currency gains or losses generated by the Fund and cannot be predicted. This fact, coupled with the different tax and accounting treatment of certain currency gains and losses, increases the possibility that distributions, in whole or in part, may be a return of capital to shareholders.

     Each Fund also distributes realized net CAPITAL GAINS to shareholders -- typically once a year -- which are generated when the Fund sells its assets


34  TARGET FUNDS                                      [TELEPHONE] (800)255-1852

FUND DISTRIBUTIONS AND TAX ISSUES

for a profit. For example, if a Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security -- if a security is held more than one year before it is sold, LONG-TERM capital gains are taxed at the rate of 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at ordinary income rates of up to 39.6%. Different rates apply to corporate shareholders.

     For your convenience, a Fund's distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Whether you receive these distributions in additional shares or in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES

FORM 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of a Fund as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.

     Fund distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are eligible for the 70% dividends-received deduction for certain dividends.

FUND DISTRIBUTIONS AND TAX ISSUES

WITHHOLDING TAXES

If federal tax law requires you to provide the Trust with your tax identification number and certifications as to your tax status, and you fail to do this, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. If you are subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE

If you buy shares of a Fund just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend and the market changes (if any) to reflect the payout. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED RETIREMENT PLANS

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts -- available to certain taxpayers beginning in 1998 -- contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of retirement plans offered by Prudential.

36  TARGET FUNDS                                      [TELEPHONE] (800)225-1852

FUND DISTRIBUTIONS AND TAX ISSUES

IF YOU SELL OR EXCHANGE YOUR SHARES

[GRAPH]

If you sell any shares of a Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax, unless you hold shares in a qualified tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of a Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

     Exchanging your shares of a Fund for the shares of another Fund of the Trust is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

     Any gain or loss you may have from selling or exchanging Fund shares will not be reported on the Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell -- or exchange -- Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES

     We have obtained a legal opinion that the conversion of Class B shares into Class A shares - which happens automatically approximately seven years after purchase - is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUNDS

INITIAL OFFERING OF SHARES

PIMS will solicit subscriptions for Class A, Class B and Class C shares of each Fund during a subscription period beginning September 22, 1999 and expected to end October 29, 1999. Fund shares subscribed for during this time will be issued at a net asset value of $10.00 per share on a closing date expected to occur on or about November 3, 1999. An initial sales charge of 5% (5.26% of the net amount invested) is imposed on each transaction in Class A shares for all Funds except the Total Return Bond Fund. The initial sales charge for Class A shares of the Total Return Bond Fund is 4% (4.17% of the net amount invested). This initial sales charge may be reduced depending on the amount of the purchase as shown in the table under "Reducing or Waiving Class A's Initial Sales Charge." An initial sales charge of 1% (1.01% of the net amount invested) is imposed on each transaction in Class C shares. Your broker will notify you of the end of the subscription period. Payment for Fund shares will be due within three days. If you send an order during the subscription period along with payment, your money will be returned unless you allow the money to be invested in Prudential MoneyMart Assets, Inc. (MoneyMart Fund), a money market fund. If this is your first investment in MoneyMart Fund, all amounts received and invested in MoneyMart Fund, including any dividends received on these funds, will be automatically invested in the Funds you choose on the closing date. If you previously owned shares of MoneyMart Fund, dividends accrued on your shares will not be exchanged for Fund shares. The minimum initial investment is $1,000 for Class A and Class B shares and $2,500 for Class C shares. There are no minimum investment requirements for certain retirement and employee savings plans or custodial accounts for minors. You will not receive share certificates.

     If you subscribe for shares, you will not have any rights as a shareholder of a Fund until your shares are paid for and their issuance has been reflected in the Fund's books. We reserve the right to withdraw, modify or terminate the initial offering without notice and to refuse any order in whole or in part.

     The Funds will be closed for purchases and exchanges from on or about November 1, 1999 to November 12, 1999, while the Advisers invest the proceeds of the offering in accordance with each Fund's investment objective and policies (the closing period). Beginning on or about November 15, 1999, each Fund will commence a continuous offering of its shares. During the closing period, shareholders may redeem existing positions or exchange out of a Fund, but the Funds will be closed to new purchases and no exchanges into a Fund will be accepted.

38  TARGET FUNDS                                      [TELEPHONE] (800)225-1852

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUNDS

HOW TO BUY SHARES

STEP 1: OPEN AN ACCOUNT

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Funds for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

     To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Funds, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS

Individual investors can choose among Class A, Class B and Class C shares of the Funds.

     Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.

     When choosing a share class, you should consider the following:

     -    The amount of your investment

     - The length of time you expect to hold the shares and the impact of the varying distribution fees

     - The different sales charges that apply to each share class -- Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUNDS

     -    Whether you qualify for any reduction or waiver of sales charges

     - The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.

     See "How to Sell Your Shares" for a description of the impact of CDSCs.

Share Class Comparison. Use this chart to help you compare the Funds' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

                                 CLASS A                  CLASS B               CLASS C
  Minimum purchase amount(1)     $1,000                   $1,000                $2,500

  Minimum amount for             $100                     $100                  $100
    subsequent purchases(1)
  Maximum initial sales charge   Total Return Bond        None                  1% of the
                                 Fund -- 4% of the                              public
                                 public offering price                          offering price
                                 Other Funds  --
                                 5% of the public
                                 offering price

  Contingent Deferred Sales      None                     If Sold During:       1% on sales
    Charge (CDSC)(2)                                      Year 1      5%        made within
                                                          Year 2      4%        18 months of
                                                          Year 3      3%        purchase(2)
                                                          Year 4      2%
                                                          Years 5/6   1%
                                                          Year 7      0%

  Annual distribution and        .30 of 1%;               1%                    1%
    service (12b-1) fees shown   (.25 of 1%               (currently .75        (currently .75
    as a percentage of average   currently)               of 1% for the         of 1% for the
    net assets(3)                                         Total Return          Total Return
                                                          Bond Fund)            Bond Fund)

1 The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Additional Shareholder Services -- Automatic Investment Plan."

2 For more information about the CDSC and how it is calculated, see "How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)."

3 These distribution fees are paid from each Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee) and is .75 of 1% for Class B and Class C shares.


40  TARGET FUNDS                               [TELEPHONE GRAPHIC] (800)255-1852

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUNDS

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. These tables show you how the sales charge decreases as the amount of your investment increases.

LARGE CAPITALIZATION VALUE, LARGE CAPITALIZATION GROWTH, SMALL CAPITALIZATION VALUE, SMALL CAPITALIZATION GROWTH AND INTERNATIONAL EQUITY FUNDS

                      SALES CHARGE AS % OF  SALES CHARGE AS % OF            DEALER
 AMOUNT OF PURCHASE         OFFERING PRICE       AMOUNT INVESTED       REALLOWANCE
 Less than $25,000                   5.00%                 5.26%             4.75%
 $25,000 to $49,999                  4.50%                 4.71%             4.25%
 $50,000 to $99,999                  4.00%                 4.17%             3.75%
 $100,000 to $249,999                3.25%                 3.36%             3.00%
 $250,000 to $499,999                2.50%                 2.56%             2.40%
 $500,000 to $999,999                2.00%                 2.04%             1.90%
 $1 million and above*                None                  None              None

TOTAL RETURN BOND FUND

                      SALES CHARGE AS % OF  SALES CHARGE AS % OF            DEALER
  AMOUNT OF PURCHASE        OFFERING PRICE       AMOUNT INVESTED       REALLOWANCE
 Less than $50,000                   4.00%                 4.17%             3.75%
 $50,000 to $99,999                  3.50%                 3.63%             3.25%
 $100,000 to $249,999                2.75%                 2.83%             2.50%
 $250,000 to $499,999                2.00%                 2.04%             1.90%
 $500,000 to $999,999                1.50%                 1.52%             1.40%
 $1 million and above*                None                  None              None

* If you invest $1 million or more, you can buy only Class A shares.

     To satisfy the purchase amounts above, you can:

     -    Invest with an eligible group of related investors

     - Buy the Class A shares of two or more Prudential mutual funds at the same time

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUNDS


     - Use your RIGHTS OF ACCUMULATION, which allow you to combine the value of Prudential mutual fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation)

     - Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Funds and other Prudential mutual funds within 13 months.

     The Distributor may reallow Class A's sales charge to dealers.

Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     - Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services; or

     - Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in a Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Other investors pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the subadvisers of the Prudential mutual funds and clients of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you

42  TARGET FUNDS                                      [TELEPHONE] (800)255-1852

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUNDS

must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Reduction and Waiver of Initial Sales Charge -- Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE

Benefit Plans. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.

Investment of Redemption Proceeds from Other Investment Companies. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:

     -    Purchase your shares through an account at Prudential Securities

     - Purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation

     -    Purchase your shares through another broker.

     This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker. The Transfer Agent may require any supporting documents it considers appropriate.

     In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUNDS

     When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Trust Shares -- Conversion Feature -- Class B Shares."

MUTUAL FUND SHARES

The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.


STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of a Fund is based on the share value. The share value of a mutual fund -- known as the NET ASSET VALUE or NAV -- is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its expenses) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund -- or the NAV -- is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board of the Trust. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.

     We determine the NAV of each Fund's share once each business day at 4:15 p.m. New York Time on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on national holidays and Good Friday. Because the International Equity and Total Return Bond Funds invest in foreign securities, their NAV can change on days when you cannot buy or sell shares. We do not determine NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of a Fund's portfolio do not materially affect the NAV.

44  TARGET FUNDS                                      [TELEPHONE] (800)255-1852

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUNDS


WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?

For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for this share class). Your broker may charge you a separate or additional fee for purchases of shares.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, each Fund pays out -- or distributes -- its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in a Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

Automatic Investment Plan. You can make regular purchases of a Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUNDS

and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

The PruTector Program. Optional group term life insurance -- which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines -- is available to investors who purchase their shares through Prudential. This insurance is subject to various restrictions and charges and is not available in all states.

Systematic Withdrawal Plan. A systematic withdrawal plan is available that will provide you with monthly or quarterly checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about each Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES

You can sell your shares of a Fund for cash (in the form of a check) at any time, subject to certain restrictions.

     When you sell shares of a Fund -- also known as redeeming your shares -- the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:15 p.m. New York Time to process the sale on that day. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

     Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase

46  TARGET FUNDS                                      [TELEPHONE] (800)255-1852

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUNDS

shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of a Fund, or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when a Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares."

     If you are selling more than $100,000 of shares, you want the check sent to someone or some place that is not in our records, or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order guaranteed by a financial institution. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares -- Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

     - Amounts representing shares you purchased with reinvested dividends and distributions

     - Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares and 18 months for Class C shares

     - Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares).

     Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid -- or at least minimize -- the CDSC.

     Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

     As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUNDS

the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares -- which is applied to shares sold within 18 months of purchase. For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

     The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC -- CLASS B SHARES

The CDSC will be waived if the Class B shares are sold:

     - After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy (with rights of survivorship), provided the shares were purchased before the death or disability

     - To provide for certain distributions -- made without IRS penalty -- from a tax-deferred retirement plan, IRA or Section 403(b) custodial account

     -    On certain sales from a Systematic Withdrawal Plan.

     For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares --Waiver of Contingent Deferred Sales Charge -- Class B Shares."

WAIVER OF THE CDSC -- CLASS C SHARES

Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC will also be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

48  TARGET FUNDS                                      [TELEPHONE] (800)255-1852

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUNDS

REDEMPTION IN KIND

If the sales of Portfolio shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of a Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize Fund expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE

After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares."

RETIREMENT PLANS

To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUNDS

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of a Fund for shares of the same class in certain other Prudential mutual funds -- including certain money market funds -- if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of a Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.

     If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

     There is no sales charge for such exchanges. However, if you exchange and then sell -- Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Fund shares into Prudential Special Money Market Fund, Inc., the time you hold the shares in that money market account will not be counted in calculating the required holding period for CDSC liability.

     Remember, as we explained in the section entitled "Fund Distributions and Tax Issues - - If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account -- Exchange Privilege."

     If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A

50  TARGET FUNDS                                      [TELEPHONE] (800)255-1852

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUNDS

shares. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING

Frequent trading of Fund shares in response to short-term fluctuations in the market - - also known as "market timing" - - may make it very difficult to manage a Fund's investments. When market timing occurs, a Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, each Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The Trust may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Trust allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

APPENDIX I

DESCRIPTION OF SECURITY RATINGS

DESCRIPTION OF S&P CORPORATE BOND RATINGS:

     AAA -- Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB and B -- Debt rated BB and B are regarded as having significant speculative characteristics. BB indicates the least degree of speculation. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse business, financial or economic conditions which could lead to the debtor's inadequate capacity to meet its financial commitment on the debt.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

     Aaa -- Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

52  TARGET FUNDS                                      [TELEPHONE] (800)255-1852

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

     An S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior capacity for repayment of senior short-term debt obligations.

Prime-1 repayment ability will often be evidenced by any of the following characteristics:

     -    leading market positions in well-established industries

     -    high rate of return on funds employed

     - conservative capitalization structure with moderate reliance on debt and ample asset protection

     - broad margins in earnings coverage of fixed financial charges and high internal cash generation

     - well-established access to a range of financial markets and assured sources of alternate liquidity

     Issuers rated Prime-2 (or supporting institutions) are considered to have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

54  TARGET FUNDS                                      [TELEPHONE] (800)255-1852

APPENDIX II

INFORMATION ON PERFORMANCE OF ADVISERS

     Each of the Advisers also manages other funds similar to the Funds they manage for the Trust. Each Adviser serves as adviser to a portfolio of The Target Portfolio Trust (Target I) with investment objectives, policies and strategies identical to those of the Fund(s) it manages for the Trust. The table below shows the performance of the Large Capitalization Growth, Large Capitalization Value, Small Capitalization Growth, Small Capitalization Value, International Equity and Total Return Bond Portfolios of Target I for the periods shown. With respect to each Adviser, the same portfolio manager(s) has managed the Target I portfolio since the firm became an adviser to the portfolio, and the same portfolio manager(s) manages the corresponding Fund of the Trust. Performance for the Large Capitalization Growth, Large Capitalization Value, Small Capitalization Growth and Small Capitalization Value Portfolios of Target I is shown from the actual inception of those Portfolios, although the Advisers to the Large Capitalization Growth, Large Capitalization Value, Small Capitalization Growth and Small Capitalization Value Portfolios have only been managing the Portfolios' assets together since 11/22/95, 1/1/95, 8/26/99 and 4/12/95, respectively.

     The table below also shows the performance of the other registered investment companies and private accounts with investment objectives, policies and strategies that are substantially similar to those of the Funds managed by the same portfolio manager(s). As described in this prospectus, the Advisers to the Large Capitalization Growth, Large Capitalization Value, Small Capitalization Growth and Small Capitalization Value Funds each have responsibility for only a portion of their respective Funds. By contrast, these Advisers have sole responsibility for the funds whose performance is shown below.

     The performance information shown below reflects the actual expense ratio of each registered investment company portfolio included in the table. For funds with multiple share classes, performance is included for the share class with the highest total expense ratio and for a class with a lower total expense ratio. For funds that charge sales loads, performance is presented both with and without the applicable sales load. The expense ratios for some of these portfolios are lower than those of the corresponding Funds of the

Trust. In addition, some of these portfolios are not subject to sales loads or distribution fees. If the expense ratios for these portfolios had been as high as those for the corresponding Funds of the Trust, their performance would have been lower. See "Risk/Return Summary -- Fees and Expenses" above and "Expense Ratios" below.

     The accounts comprising the CCI Composite, the Oak Composite, the INVESCO Composite, the Hotchkis and Wiley Composite, the Fleming Composite, the Sawgrass Composite, the Lazard Small-Cap Composite, the WSW Composite, the Lazard International Equity Composite and the PIMCO Composite (the "Composites") include accounts that were not registered under the 1940 Act and therefore were not subject to the diversification and other requirements of the 1940 Act and the Internal Revenue Code. If these accounts had been subject to these requirements, their performance might have been adversely affected. The performance information for each Composite has been adjusted to reflect the expenses associated with the Class B shares of the corresponding Fund that the Adviser will manage for the Trust. See "Expense Ratios" below. Performance for each Composite is presented both with and without the CDSC applicable to Class B shares of the Trust.


56  TARGET FUNDS                                      [TELEPHONE] (800)255-1852

     The performance information below should not be viewed as a substitute for the Funds' own performance. The performance of the Funds will differ from the performance of the portfolios and Composites shown below. Past performance of these porfolios and Composites should not be considered a prediction of future performance of the Funds.

 AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 1999

                                                                                        SINCE      INCEPTION
  FUND NAME                                  1 YEAR    3 YEARS    5 YEARS    10 YEARS  INCEPTION     DATE
------------------------------------------------------------------------------------------------------------
Advisers:  CCI and Oak
Target I Large
Capitalization Growth(1)                     38.52%     33.11%     27.48%       N/A      19.44%    1/5/93
Adviser:  CCI
CCI Composite                                18.32      24.92      24.32      18.17%     19.47     1/1/75
CCI Composite (no load)                      23.32      27.92      25.32      18.17      19.47     1/1/75
Adviser:  Oak
White Oak Growth Stock                       34.62      35.01      36.55        N/A      26.31     8/3/92
Oak Composite                                43.48      34.64      38.63      26.75      24.93     1/1/86
Oak Composite (no load)                      48.48      37.64      39.63      26.75      24.93     1/1/86
Advisers:  INVESCO/Hotchkis and Wiley
Target I Large
Capitalization Value(2)                      10.98      20.06      21.13        N/A      15.77     1/5/93
Adviser:  INVESCO
INVESCO Value Equity                          8.43      19.01      20.61      14.88      14.14    5/19/86
INVESCO Composite                             9.48      18.60      20.59      15.70      13.78     1/1/73
INVESCO Composite
(no load)                                    14.48      21.60      21.59      15.70      13.78     1/1/73
Adviser:  Hotchkis and Wiley
Hotchkis and Wiley Equity                     7.32      18.40      19.15      13.42      12.63    6/24/87
Hotchkis and Wiley Composite                   .93      14.88      18.18      14.48      17.37     7/1/80
Hotchkis and Wiley Composite
(no load)                                     5.93      17.88      19.18      14.48      17.37     7/1/80
Advisers: Fleming USA and Sawgrass
Target I Small
Capitalization Growth                       - 1.43      10.67      16.14        N/A      13.47     1/5/93
Adviser:  Fleming USA
Fleming Fledgling Fund                       18.28        N/A        N/A        N/A      21.55   11/14/97
Fleming Composite                             8.87      11.77      17.17      16.12      15.42    9/30/84
Fleming Composite (no load)                  13.87      14.77      18.17      16.12      15.42    9/30/84
Adviser: Sawgrass
Sawgrass Composite                         - 20.19     - 1.56      11.16      12.57      11.24     1/1/87
Sawgrass Composite
(no load)                                  - 15.19       1.44      12.16      12.57      11.24     1/1/87

     1 CCI and Oak began managing the assets of the Target I Large Capitalization Growth Portfolio together on 11/22/95. For the period from 11/22/95 through 6/30/99 the average annual total return of the Portfolio was 29.48%.

     2 INVESCO and Hotchkis and Wiley began managing the assets of the Target I Large Capitalization Value Portfolio together on 1/1/95. For the period from 1/1/95 through 6/30/99, the average annual total return of the Portfolio was 22.33%.

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 1999

                                                                                   SINCE      INCEPTION
  FUND NAME                             1 YEAR     3 YEARS    5 YEARS    10 YEARS INCEPTION    DATE
-------------------------------------------------------------------------------------------------------
Advisers:  Lazard and WSW
Target I Small
Capitalization Value(3)                 - 2.75      13.31%     12.61%       N/A     12.92%    1/5/93
Adviser:  Lazard
Lazard Small Cap                        - 4.47        N/A        N/A        N/A      7.90    1/30/97
Lazard Small Cap
(Institutional Class)                   - 4.17      11.47      14.30        N/A     16.56    10/1/91
Lazard Small-Cap Composite              - 8.51       8.99      13.69      12.34%    15.30     1/1/89
Lazard Small-Cap
Composite (no load)                     - 3.51      11.99      14.69      12.34     13.64     1/1/89
Adviser:  WSW
DLJ Winthrop Small Company
Value (Class B)                         - 7.40       8.98        N/A        N/A      9.27    2/28/96
DLJ Winthrop Small Company
Value (Class B) (no load)               - 4.53       9.26        N/A        N/A      9.52    2/28/96
DLJ Winthrop Small Company
Value (Class A)                         - 8.27       8.30      10.16      11.66     13.06     2/8/67
DLJ Winthrop Small Company
Value (Class A) (no load)               - 3.70      10.07      11.24      12.20     14.19     2/8/67
WSW Composite                           - 9.20       7.31      10.55      13.38     12.86     1/1/87
WSW Composite (no load)                 - 4.20      10.31      11.55      13.38     12.86     1/1/87
Adviser:  Lazard
Target I International Equity             2.05      12.57      11.92        N/A     14.18     1/5/93
Lazard International Equity               2.75        N/A        N/A        N/A     14.53    1/23/97
Lazard Institutional Equity
(Institutional Class)                     3.04      13.44      11.82        N/A     11.28    10/1/91
Lazard International
Equity Composite                        - 4.33       8.07       8.47        N/A      9.72   10/31/91
Lazard International Equity
Composite (no load)                        .67      11.07       9.47        N/A      9.72   10/31/91
Adviser:  PIMCO
Target I Total Return Bond                2.88       7.35       8.03        N/A      7.08     1/5/93
PIMCO Total Return Bond
(Class B)                                - .93        N/A        N/A        N/A      5.42    1/14/97
PIMCO Total Return Bond
(Class B) (no load)                       2.85        N/A        N/A        N/A      6.55    1/14/97
PIMCO Total Return Bond
(Institutional Class)                     4.13       8.31       8.63       9.18      9.37    5/11/87
PIMCO Composite                         - 3.26       2.10       4.49       6.63      7.04   12/31/85
PIMCO Composite (no load)                 1.74       5.10       5.49       6.63      7.04   12/31/85

3 Lazard and WSW began managing the assets of the Target I Small Capitalization Value Portfolio together on 4/12/95. For the period from 4/12/95 through 6/30/99, the average annual total return of the Portfolio was 15.34%.

58  TARGET FUNDS                                      [TELEPHONE] (800)255-1852

     EXPENSE RATIOS. According to Lipper Analytical Services, the expense ratio for each of the funds listed above as of June 30, 1999 was as follows:

 FUND                                                               EXPENSE RATIO
---------------------------------------------------------------------------------
 Target I Large Capitalization Growth                                   .68%
 White Oak Growth Stock                                                1.00%
 Target I Large Capitalization Value                                    .71%
 INVESCO Value Equity                                                  1.15%
 Hotchkis and Wiley Equity                                              .87%
 Fleming Fledgling Fund                                                1.35%
 Target I Small Capitalization Value                                    .79%
 Lazard Small Cap                                                      1.09%
 Lazard Small Cap (Institutional Class)                                 .81%
 DLJ Winthrop Small Company Value (Class B)                            1.99%
 DLJ Winthrop Small Company Value (Class A)                            1.29%
 Target I International Equity                                          .91%
 Lazard International Equity                                           1.24%
 Lazard International Equity (Institutional Class)                      .90%
 Target I Total Return Bond                                             .81%
 PIMCO Total Return Bond (Class B)                                     1.65%
 PIMCO Total Return Bond (Institutional Class)                          .43%

     As noted above, the performance of each Composite has been adjusted to reflect the expenses associated with the Class B shares of the Fund that the Adviser will manage for the Trust. The expense ratios are as follows:

 COMPOSITE                                                          EXPENSE RATIO
---------------------------------------------------------------------------------
 CCI Composite                                                         1.98%
 Oak Composite                                                         1.98%
 INVESCO Composite                                                     2.04%
 Hotchkis and Wiley Composite                                          2.04%
 Fleming Composite                                                     2.33%
 Sawgrass Composite                                                    2.33%
 Lazard Small-Cap Composite                                            2.41%
 WSW Composite                                                         2.41%
 Lazard International Equity Composite                                 2.33%
 PIMCO Composite                                                       2.38%

THE PRUDENTIAL MUTUAL FUND FAMILY

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS

PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
PRUDENTIAL EMERGING GROWTH FUND, INC.
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL EQUITY INCOME FUND
PRUDENTIAL INDEX SERIES FUND

   Prudential Small-Cap Index Fund
   Prudential Stock Index Fund

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

   Prudential Jennison Growth Fund
   Prudential Jennison Growth & Income Fund

PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SECTOR FUNDS, INC.

   Prudential Financial Services Fund
   Prudential Health Sciences Fund
   Prudential Technology Fund
   Prudential Utility Fund

PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
PRUDENTIAL SMALL COMPANY VALUE FUND, INC.
PRUDENTIAL TAX-MANAGED EQUITY FUND
PRUDENTIAL 20/20 FOCUS FUND
NICHOLAS-APPLEGATE FUND, INC.

   Nicholas-Applegate Growth Equity Fund

TARGET FUNDS

   Large Capitalization Growth Fund
   Large Capitalization Value Fund
   Small Capitalization Growth Fund
   Small Capitalization Value Fund

ASSET ALLOCATION/BALANCED FUNDS

PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS

   Conservative Growth Fund
   Moderate Growth Fund
   High Growth Fund

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

   Prudential Active Balanced Fund

GLOBAL FUNDS

GLOBAL STOCK FUNDS

PRUDENTIAL DEVELOPING MARKETS FUND
   Prudential Developing Markets Equity Fund
   Prudential Latin America Equity Fund

PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND

   Prudential Europe Index Fund
   Prudential Pacific Index Fund

PRUDENTIAL NATURAL RESOURCES FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.

   Global Series
   International Stock Series

GLOBAL UTILITY FUND, INC.
TARGET FUNDS

   International Equity Fund

GLOBAL BOND FUNDS

PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.

   Limited Maturity Portfolio

60  TARGET FUNDS                                      [TELEPHONE] (800)255-1852

PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.

PRUDENTIAL INTERNATIONAL BOND FUND, INC.

THE GLOBAL TOTAL RETURN FUND, INC.

BOND FUNDS

TAXABLE BOND FUNDS

PRUDENTIAL DIVERSIFIED BOND FUND, INC.
PRUDENTIAL GOVERNMENT INCOME FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES TRUST

   Short-Intermediate Term Series

PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
PRUDENTIAL INDEX SERIES FUND

   Prudential Bond Market Index Fund

PRUDENTIAL STRUCTURED MATURITY FUND, INC.

   Income Portfolio

TARGET FUNDS

   Total Return Bond Fund

TAX-EXEMPT BOND FUNDS

PRUDENTIAL CALIFORNIA MUNICIPAL FUND

   California Series
   California Income Series

PRUDENTIAL MUNICIPAL BOND FUND

   High Income Series
   Insured Series

PRUDENTIAL MUNICIPAL SERIES FUND

   Florida Series
   Massachusetts Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series

PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

MONEY MARKET FUNDS

TAXABLE MONEY MARKET FUNDS

CASH ACCUMULATION TRUST

   Liquid Assets Fund
   National Money Market Fund

PRUDENTIAL GOVERNMENT SECURITIES TRUST

   Money Market Series
   U.S. Treasury Money Market Series

PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.

   Money Market Series

PRUDENTIAL MONEYMART ASSETS, INC.

TAX-FREE MONEY MARKET FUNDS

PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND

   California Money Market Series

PRUDENTIAL MUNICIPAL SERIES FUND

   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series

COMMAND FUNDS

COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND

INSTITUTIONAL MONEY MARKET FUNDS

PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.

   Institutional Money Market Series

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Please read this prospectus before you invest in the Funds and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555

   (if calling from outside the U.S.)

-------------------------------------------------------------------------------

Outside Brokers Should Contact:

PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769

--------------------------------------------------------------------------------

Visit Prudential's Web Site At:

http://www.prudential.com

--------------------------------------------------------------------------------

Additional information about the Trust can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
   (incorporated by reference into
   this prospectus)

ANNUAL REPORT

(contains a discussion of the market conditions and investment strategies that significantly affect the Funds' performance)

SEMI-ANNUAL REPORT



MF189A


You can also obtain copies of Trust documents from the Securities and Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
By Electronic Request:
publicinfo@sec.gov
   (The SEC charges a fee to copy documents.)
In Person:
Public Reference Room in Washington, DC
   (For hours of operation, call
   (202) 942-8090

Via the Internet:
on the EDGAR Database at
http://www.sec.gov

--------------------------------------------------------------------------------

CUSIP Numbers:
Large Capitalization Growth Fund
 Class A: 87612T-10-3
 Class B: 87612T-20-2
 Class C: 87612T-30-1
Large Capitalization Value Fund
 Class A: 87612T-40-0
 Class B: 87612T-50-9
 Class C: 87612T-60-8
Small Capitalization Growth Fund
 Class A: 87612T-70-7
 Class B: 87612T-80-6
 Class C: 87612T-81-4
Small Capitalization Value Fund
 Class A: 87612T-82-2
 Class B: 87612T-83-0
 Class C: 87612T-84-8
International Equity Fund
 Class A: 87612T-85-5
 Class B: 87612T-86-3
 Class C: 87612T-87-1
Total Return Bond Fund
 Class A: 87612T-88-9
 Class B: 87612T-78-0
 Class C: 87612T-79-8


Investment Company Act File No: 811-09439

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